S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

August 1, 2002

Dear Shareholder:

Enclosed herein is the semi-annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of June 30, 2002. Included are a market commentary, the unaudited schedule of the Fund's investments as of June 30, 2002 and unaudited financial statements for the six months ended June 30, 2002.

The Fund distributed income dividends totaling $0.52 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report, based on the Fund's June 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 1

          PRICE                 ANNUALIZED               SIX-MONTH
        PER SHARE          DISTRIBUTION RATE 2         TOTAL RETURN 2
     -------------         -------------------         --------------
     $9.04 (NAV)                  10.62%                  (0.43)%
     $9.39 (NYSE)                 10.22%                  (6.51)%

In comparison, the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")3 and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")4 returned negative 6.65% and 0.82%, respectively, for the same period. Please note that past performance is not indicative of future results.

U.S. HIGH-YIELD OVERVIEW

The high-yield market declined modestly in early 2002 due to the continued fallout from Enron's collapse and further deterioration in telecommunications fundamentals. However, the market temporarily recovered as investors shifted focus to encouraging economic data, strong equity markets and large mutual-fund inflows. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence. In addition, new economic data sparked concerns that a recovery would be slower than expected. Finally, in June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already-weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials.

------------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.08 for 12 months. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
3 The SSB High-Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
4 The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

For the period, the high-yield market's top-performing sectors included textiles, containers, industrials and capital goods. Textiles benefited from strong operating results at one large issuer that caused bond prices to rally from oversold levels. Containers outperformed due to lower raw-material prices as well as improving economic conditions. Industrials and capital goods benefited as investors focused on companies with steady cash flows, easy-to-understand businesses and improving business outlooks. The worst performers included telecommunications, cable, utilities and technology. Telecommunications declined, led by fallen angels WorldCom and Qwest, due to ratings downgrades, accounting issues and poor industry fundamentals. In addition, Wireless and Towers suffered due to signs of slowing subscriber growth and concerns that the industry has too many competitors. Adelphia Communications' disclosure of off-balance-sheet debt and other accounting problems caused the entire cable sector to decline. Utilities suffered due to concerns that companies artificially inflated revenues. Technology declined as corporate spending failed to show signs of improvement. In terms of credit quality, BB, B and CCC issues generated average returns of negative 5.47%, negative 5.56% and negative 16.54%, respectively, as measured by the SSB High-Yield Index, as investors fled riskier credits.

The Fund benefited from underweighting telecommunications and utilities. However, an overweighting in cable and an underweighting in capital goods negatively affected performance. The Fund increased its exposure to energy and gaming and reduced positions in consumer products and containers in the first half of 2002. In addition, the Fund added several higher quality telecommunications names that traded down due to high-grade panic selling.

On June 30, 2002, the high-yield market yielded 12.60%, up from 11.63% on December 31, 2001 as measured by the SSB High-Yield Index. The excess yield over U.S. Treasury securities was 8.39%, up from 7.21% on December 31, 2001.

EMERGING-MARKETS OVERVIEW

Political developments drove performance in Brazil (down 18.26% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina also continues to weigh on the asset class, but it currently does not have the impact it once did. Argentine debt returned negative 22.16% for the period, but reflects only 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 13 countries out of 19 outperformed the Index return for the Fund's semi-annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Fund's semi-annual period. Oil prices traded in a range from $17.97 to $29.36 per barrel and closed the period at $26.86. At a June 26 meeting, OPEC maintained its policy of price defense and agreed to keep the existing oil-production target at 21.7 million barrels per day for the next three months.

Return volatility 5 for emerging-markets debt varied over the period. Return volatility for the 12-month period ended June 30, 2002 was 13.52%. Volatility for the month of June increased to 17.81% as investors responded to weakness in Brazil as well as problems in the high-yield market.

LATIN AMERICAN DEBT as a region returned negative 5.41% for the semi-annual period, as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. More recently in

----------------
5 Return volatility is the standard deviation of monthly returns over the period being measured.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June, the region was heavily influenced by political and fiscal uncertainty in Brazil, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF") 6 and the deteriorating fundamentals in Venezuela.

Mexican debt returned 4.36% for the semi-annual period. As reported, throughout the second quarter, the economic team has sought to put the need for ongoing structural reform at the heart of the policy debate in Mexico. The government has been working hard to keep the spotlight on the need for structural reform, but we believe that these efforts will likely have little effect as the mid-term congressional elections gain momentum and dominate political activity.

Ecuadorian debt returned 7.10% for the semi-annual period. The country under President Noboa's administration continues to post positive Gross Domestic Product ("GDP") 7 growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Unfortunately, the country failed to secure an IMF agreement in June but talks are currently continuing. On a more positive note, Ecuador appointed a new Finance Minister, who we believe will help the country reach an agreement with the IMF.

Brazilian debt returned negative 18.26% for the semi-annual period, one of the worst performers in the Index. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors are concerned about the outcome of the October Presidential election.

NON-LATIN AMERICAN COUNTRIES, which represent 42% of the EMBI+ market capitalization, largely outperformed the Latin American region for the semi-annual period, returning 10.83%.

Russian debt, the best performer for the semi-annual period, returned 17.99%. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external-financing requirements. In May, Fitch Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

Turkish debt returned negative 3.35% for the semi-annual period. Concerns over Prime Minister Ecevit's health unsettled the market during the period, leading to apprehension about early elections.

Bulgarian debt returned 2.68% for the semi-annual period. Bulgaria outperformed the EMBI+ for the period in large part because the government's fiscal performance and active management of its liabilities have been excellent.

OUTLOOK

Going forward, valuations in the high-yield market continue to appear attractive at yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors including (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B rating category that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.

-------------
6 The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
7 GDP is the market value of goods and services produced by labor and property in a given country.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

For emerging-markets debt, sovereign spreads8 as measured by the EMBI+ ended the semi-annual period at 799 basis points 9. We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.

ADDITIONAL INFORMATION

The Salomon Brothers High Income Fund Inc is traded on the New York
Stock Exchange under the symbol "HIF." Daily closing prices are available online under symbol "XHIFX" and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management Inc appreciate your investment in the Salomon Brothers High Income Fund Inc.

Sincerely,


/s/ Heath B. McLendon                   /s/ Peter J. Wilby

Heath B. McLendon                       Peter J. Wilby
Chairman                                Executive Vice President


/s/ Beth A. Semmel                      /s/ James E. Craige

Beth A. Semmel                          James E. Craige
Executive Vice President                Executive Vice President


The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

---------------
8 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
9  A basis point is 0.01%, or one one-hundredth of a percent.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Schedule of Investments (unaudited)
June 30, 2002

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 74.8%
BASIC INDUSTRIES -- 9.5%
 $  175,000          aaiPharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10 (a) ..................................      $   162,750
    275,000          Acetex Corp., Sr. Notes, 10.875% due 8/1/09 .............................................          288,750
    375,000          Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11 ....................................          397,500
    125,000          Applied Extrusion Technologies, Inc., Series B, Company Guaranteed,
                         10.750% due 7/1/11 ..................................................................          113,125
    325,000          Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ...............................          329,063
                     Georgia-Pacific Corp.:
    150,000              7.500% due 5/15/06 ..................................................................          144,619
     75,000              9.625% due 3/15/22 ..................................................................           73,129
    100,000              8.875% due 5/15/31 ..................................................................           94,365
    375,000          ISP Chemco Inc., Series B, Company Guaranteed, 10.250% due 7/1/11 .......................          384,375
    175,000          Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 ........................................          189,000
    150,000          Methanex Corp., Sr. Notes, 8.750% due 8/15/12 ...........................................          153,750
    200,000          Millennium America Inc., Company Guaranteed, 9.250% due 6/15/08 .........................          205,000
    100,000          NMHG Holdings Co., Company Guaranteed, 10.000% due 5/15/09 (a) ..........................          102,000
    125,000          Noveon, Inc., Series B, Company Guaranteed, 11.000% due 2/28/11 .........................          133,125
    350,000          OM Group, Inc., Company Guaranteed, 9.250% due 12/15/11 .................................          364,000
    150,000          Radnor Holdings Corp., Series B, Company Guaranteed, 10.000% due 12/1/03 ................          138,000
    750,000          Republic Technologies International, LLC, Company Guaranteed,
                         13.750% due 7/15/09 (b)(c) ..........................................................           52,500
    300,000          Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07 ...................          317,250
    250,000          Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 (a) .................................          253,125
    100,000          TriMas Corp., Company Guaranteed, 9.875% due 6/15/12 (a) ................................          100,250
    250,000          UCAR Finance Inc., Company Guaranteed, 10.250% due 2/15/12 (a) ..........................          256,250
                                                                                                                    -----------
                                                                                                                      4,251,926
                                                                                                                    -----------
BUILDING/CONSTRUCTION -- 1.0%
    200,000          Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12 (a) .......................          206,000
                     Nortek, Inc., Sr. Notes, Series B:
    100,000              9.125% due 9/1/07 ...................................................................          101,750
    125,000              8.875% due 8/1/08 ...................................................................          126,563
                                                                                                                    -----------
                                                                                                                        434,313
                                                                                                                    -----------
CONSUMER CYCLICAL -- 7.2%
    400,000          Advance Stores Co., Inc., Series B, Company Guaranteed, 10.250% due 4/15/08 .............          422,000
                     Cole National Group, Inc., Sr. Sub. Notes:
    250,000              8.625% due 8/15/07 ..................................................................          248,125
     50,000              8.875% due 5/15/12 (a) ..............................................................           49,875
    300,000          CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (a) .......................................          322,125

-------------------------------------------------------------------------------------------------------------------------------
                                           See Notes to Financial Statements.
                                                                                                                         PAGE 5

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 7.2% (continued)
 $  350,000          Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 .................................       $  344,312
                     The Gap, Inc.:
     75,000              9.900% due 12/15/05 .................................................................           76,790
     50,000              6.900% due 9/15/07 ..................................................................           45,684
    100,000              10.550% due 12/15/08 ................................................................          103,286
     50,000          HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08 ...........................           49,250
                     Host Marriott L.P.:
     25,000              Series I, Company Guaranteed, 9.500% due 1/15/07 ....................................           25,344
    350,000              Sr. Notes, Series E, 8.375% due 2/15/06 .............................................          344,750
     75,000          Icon Health & Fitness Inc., Company Guaranteed, 11.250% due 4/1/12 (a) ..................           74,250
    250,000          Leslie's Poolmart, Inc., Sr. Notes, 10.375% due 7/15/04 .................................          236,250
    125,000          Levi Strauss & Co., 6.800% due 11/1/03 ..................................................          116,250
    250,000          Mattress Discounters Co., Series B, Company Guaranteed, 12.625% due 7/15/07 .............           45,938
  1,000,000          Pillowtex Corp., Series B, Company Guaranteed, 9.000% due 12/15/07 (b)(c) ...............           13,750
                     Saks Inc., Company Guaranteed:
    100,000              8.250% due 11/15/08 .................................................................           95,000
     50,000              7.500% due 12/1/10 ..................................................................           45,000
    150,000              9.875% due 10/1/11 ..................................................................          151,500
    225,000          Starwood Hotels and Resorts Worldwide, Inc., 7.875% due 5/1/12 (a) ......................          221,625
    200,000          Tommy Hilfiger Inc., Company Guaranteed, 6.850% due 6/1/08 ..............................          188,214
                                                                                                                    -----------
                                                                                                                      3,219,318
                                                                                                                    -----------
CONSUMER NON-CYCLICAL -- 18.0%
    325,000          American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05 .......................          277,875
    125,000          Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 .......................................          126,875
    250,000          Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09 ...............................          270,000
    150,000          Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07 .........................................          151,687
    325,000          Coast Hotels and Casinos, Inc., Company Guaranteed, 9.500% due 4/1/09 ...................          342,875
    300,000          CONMED Corp., Company Guaranteed, 9.000% due 3/15/08 ....................................          311,625
    250,000          Constellation Brands Inc., Series B, Company Guaranteed, 8.125% due 1/15/12 .............          257,813
    100,000          Fleming Cos. Inc., Company Guaranteed, 10.125% due 4/1/08 ...............................          102,000
    500,000          Harrah's Operating Co., Inc., Company Guaranteed, 8.000% due 2/1/11 .....................          541,679
    375,000          HCA Inc., 6.910% due 6/15/05 ............................................................          391,522
    250,000          Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750% due 10/15/05 ................          256,250
    250,000          Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08 .....................          236,250
    375,000          Horseshoe Gaming Holdings, Series B, Company Guaranteed, 8.625% due 5/15/09 .............          383,437
    375,000          IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09 ........................          395,625
    150,000          Insight Health Services Corp., Series B, Company Guaranteed, 9.875% due 11/1/11 .........          151,500
    325,000          MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ...................................          344,500
  1,400,000          Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02,
                         12.375% thereafter), due 7/15/07 (b)(c) .............................................                0

-------------------------------------------------------------------------------------------------------------------------------
                                              See Notes to Financial Statements.
PAGE 6

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 18.0% (continued)
 $  250,000          North Atlantic Trading Co., Inc, Series B, Company Guaranteed, 11.000% due 6/15/04 ......       $  251,563
    400,000          Park Place Entertainment Inc., Sr. Sub. Notes, 8.875% due 9/15/08 .......................          413,500
    325,000          Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 ............................          346,125
    125,000          Premier International Foods Corp., Sr. Notes, 12.000% due 9/1/09 ........................          136,250
    177,000          Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03 .................           96,465
    350,000          Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05 ...........................................          267,750
                     Smithfield Foods Inc.:
    100,000              Sr. Notes, Series B, 8.000% due 10/15/09 ............................................          102,000
    240,000              Sr. Sub. Notes, 7.625% due 2/15/08 ..................................................          240,600
    350,000          Sun International Hotels Ltd., Company Guaranteed, 8.875% due 8/15/11 ...................          359,187
    325,000          Triad Hospitals Inc., Series B, Company Guaranteed, 8.750% due 5/1/09 ...................          341,250
    250,000          United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due 4/1/09 ....................          253,750
    250,000          Vanguard Health Systems Inc., Company Guaranteed, 9.750% due 8/1/11 .....................          261,875
    250,000          Venetian Casino Resort LLC, 11.000% due 6/15/10 (a) .....................................          252,813
    250,000          Winsloew Furniture, Inc., Series B, Company Guaranteed, 12.750% due 8/15/07 .............          250,000
                                                                                                                    -----------
                                                                                                                      8,114,641
                                                                                                                    -----------
ENERGY -- 7.1%
    150,000          Compass Minerals Group Inc., Company Guaranteed, 10.000% due 8/15/11 ....................          159,000
    500,000          Continental Resources Inc., Company Guaranteed, 10.250% due 8/1/08 ......................          450,000
    175,000          Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08 .........................................          176,312
    375,000          Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07 ............................................          386,250
    342,000          Key Energy Services Inc., Series B, Company Guaranteed, 14.000% due 1/15/09 .............          401,850
    275,000          Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (a) ........................          284,625
     25,000          Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due 10/1/10 ..........................           25,125
    375,000          Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 .....................          412,839
    250,000          Plains Resources Inc., Series F, Company Guaranteed, 10.250% due 3/15/06 ................          259,375
    125,000          Pride International, Inc., Sr. Notes, 10.000% due 6/1/09 ................................          134,375
    275,000          Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09 .............................          269,500
    250,000          Westport Resources Corp., Company Guaranteed, 8.250% due 11/1/11 ........................          257,500
                                                                                                                    -----------
                                                                                                                      3,216,751
                                                                                                                    -----------
FINANCIAL SERVICES -- 1.6%
    493,850          Airplanes Pass Through Trust, Series D, Company Guaranteed, 10.875% due 3/15/12 .........           37,039
     50,000          Capstar Hotel Co., Sr. Sub. Notes, 8.750% due 8/15/07 ...................................           44,500
    375,000          FelCor Lodging L.P., Company Guaranteed, 9.500% due 9/15/08 .............................          382,500
    250,000          MeriStar Hospitality Corp., Company Guaranteed, 9.125% due 1/15/11 ......................          240,000
                                                                                                                    -----------
                                                                                                                        704,039
                                                                                                                    -----------
MANUFACTURING -- 2.4%
    175,000          Alliant Techsystems Inc., Company Guaranteed, 8.500% due 5/15/11 ........................          183,750
    200,000          ArvinMeritor, Inc., 6.800% due 2/15/09 ..................................................          193,627

-------------------------------------------------------------------------------------------------------------------------------
                                            See Notes to Financial Statements.
                                                                                                                         PAGE 7

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.4% (continued)
 $1,000,000          Breed Technologies, Inc., Company Guaranteed, 9.250% due 4/15/08 (b)(c) .................       $      100
    100,000          Fedders North America, Inc., Company Guaranteed, 9.375% due 8/15/07 .....................           72,500
    500,000          Key Plastics Holdings, Inc., Series B, Company Guaranteed,
                       10.250% due 3/15/07 (b)(c) ............................................................               50
    125,000          Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 ...............................           15,625
    200,000          Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ...............................................          202,000
    125,000          Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12 (a) .................          124,375
    250,000          Terex Corp., Series B, Company Guaranteed, 10.375% due 4/1/11 ...........................          270,000
                                                                                                                    -----------
                                                                                                                      1,062,027
                                                                                                                    -----------
MEDIA - CABLE -- 12.3%
                     Charter Communications Holdings LLC:
                         Sr. Discount Notes:
    150,000              Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10 ........................           68,250
    300,000              Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11 ...........................          144,000
  1,000,000              Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 ........................          355,000
                         Sr. Notes:
    200,000              8.625% due 4/1/09 ...................................................................          131,500
    175,000              10.750% due 10/1/09 .................................................................          123,813
     50,000              9.625% due 11/15/09 .................................................................           33,000
    100,000              9.625% due 11/15/09 (a) .............................................................           65,750
    100,000              10.000% due 5/15/11 .................................................................           68,000
    150,000          Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12 .............................          150,750
                     CSC Holdings Inc.:
    525,000              9.875% due 2/15/13 ..................................................................          391,125
    250,000              9.875% due 4/1/23 ...................................................................          186,250
     50,000          Diamond Cable Communications PLC, Sr. Discount Notes, 10.750% due 2/15/07 (b)(c) ........           13,250
    200,000          EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07 ................................          192,000
    550,000          EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09 (a) ...................................          506,000
    160,000          Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07 .........          165,600
    175,000          Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10 ....................................          164,500
    275,000          LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08 ............................          275,000
    225,000          Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 .............................................          195,750
    250,000          Nextmedia Operating Inc., Company Guaranteed, 10.750% due 7/1/11 ........................          253,750
                     NTL Communications Corp., Sr. Notes, Series B:
    460,000              11.500% due 10/1/08 (b)(c) ..........................................................          124,200
    450,000              Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 ........................           92,250
                     NTL Inc., Sr. Notes:
     65,000              Series A, 12.750% due 4/15/05 (b)(c) ................................................           17,550
     90,000              Series B, 11.500% due 2/1/06 (b)(c) .................................................           24,300

-------------------------------------------------------------------------------------------------------------------------------
                                             See Notes to Financial Statements.
PAGE 8

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002

     FACE
    AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 12.3% (continued)
 $  375,000          R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08 ...................................       $  390,000
    325,000          Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07 ...............................          297,375
    300,000          Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07 .....................................          313,500
                     Telewest Communication PLC:
    175,000              Sr. Discount Notes, (Zero coupon until 2/1/05, 11.375% thereafter), due 2/1/10 ......           51,625
    375,000              Sr. Notes, 11.250% due 11/1/08 ......................................................          151,875
    775,000          United Pan-Europe Communications N.V., Sr. Discount Notes, Series B,
                         (Zero coupon until 2/1/05, 13.750% thereafter), due 2/1/10 ..........................           77,500
    500,000          Yell Finance B.V., Sr. Discount Notes, (Zero coupon until 8/1/06,
                         13.500% thereafter), due 8/1/11 .....................................................          342,500
    150,000          Young Broadcasting Inc., Sr. Notes, 8.500% due 12/15/08 (a) .............................          150,000
                                                                                                                     ----------
                                                                                                                      5,515,963
                                                                                                                     ----------
SERVICES/OTHER -- 4.4%
    425,000          Allied Waste North America, Inc., Series B, Company Guaranteed,
                         10.000% due 8/1/09 ..................................................................          419,721
    375,000          American Tower Corp., Sr. Notes, 9.375% due 2/1/09 ......................................          208,125
    175,000          COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 .......................          106,750
    625,000          Crown Castle International Corp., Sr. Discount Notes, (Zero coupon until 5/15/04,
                         10.375% thereafter), due 5/15/11 ....................................................          290,625
  1,000,000          Holt Group, Company Guaranteed, 9.750% due 1/15/06 (b)(c) ...............................           35,000
     50,000          Iron Mountain Inc., Sr. Sub. Notes, 8.250% due 7/1/11 ...................................           50,375
    100,000          Mail-Well I Corp., Series B, Company Guaranteed, 8.750% due 12/15/08 ....................           89,500
    250,000          Pierce Leahy Corp., Company Guaranteed, 8.125% due 5/15/08 ..............................          250,000
    375,000          SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 .................................          226,875
    180,000          SITEL Corp., Company Guaranteed, 9.250% due 3/15/06 .....................................          170,100
                     Spectrasite Holdings, Inc, Sr. Discount Notes:
    225,000              Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08 ........................           70,875
    325,000              Zero coupon until 4/15/04, (11.250% thereafter), due 4/15/09 ........................           86,125
                                                                                                                     ----------
                                                                                                                      2,004,071
                                                                                                                     ----------
TECHNOLOGY -- 3.0%
    250,000          L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12 (a) ........................          251,875
     75,000          Motorola, Inc., Sr. Notes, 8.000% due 11/1/11 ...........................................           73,332
    200,000          Seagate Technology HDD Holding, Sr. Notes, 8.000% due 5/15/09 (a) .......................          201,000
    375,000          Unisys Corp., Sr. Notes, 8.125% due 6/1/06 ..............................................          373,125
    350,000          Xerox Capital (Europe) PLC, Company Guaranteed, 5.875% due 5/15/04 ......................          288,750
    200,000          Xerox Corp., 5.500% due 11/15/03 ........................................................          175,000
                                                                                                                     ----------
                                                                                                                      1,363,082
                                                                                                                     ----------


-------------------------------------------------------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                                                                                                         PAGE 9

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002


     FACE
    AMOUNT                                          SECURITY                                                            VALUE
-------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.2%
 $  125,000          American Cellular Corp., Company Guaranteed, 9.500% due 10/15/09 ........................        $  23,125
                     AT&T Corp.:
    375,000              6.500% due 3/15/29 ..................................................................          259,531
    275,000              Sr. Notes, 7.300% due 11/15/11 (a) ..................................................          228,677
                     AT&T Wireless Services Inc.:
    325,000              8.125% due 5/1/12 ...................................................................          265,516
     75,000              Sr. Notes, 7.875% due 3/1/11 ........................................................           60,686
     75,000          Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10 ..............................           44,625
    750,000          Global Crossing Holding Ltd., Company Guaranteed, 9.125% due 11/15/06 (b)(c)                        11,250
                     Nextel Communications, Inc.:
    925,000              Sr. Discount Notes, (Zero coupon until 9/15/02, 10.650% thereafter), due 9/15/07 ....          506,437
    250,000              Sr. Notes, 9.375% due 11/15/09 ......................................................          127,500
    300,000          Price Communications Wireless, Inc., Sr. Sub. Notes, 11.750% due 7/15/07 ................          317,625
    150,000          Qwest Capital Funding, Inc., Company Guaranteed, 6.875% due 715/08 ......................           77,250
    300,000          Qwest Communications International Inc., Sr. Notes, Series B, 7.500% due 11/1/08 ........          183,000
    375,000          Qwest Corp., 8.875% due 3/15/12 (a)                                                                335,625
    150,000          Rogers Cantel, Inc., 9.375% due 6/1/08 ..................................................          104,250
    100,000          TeleCorp PCS, Inc., Company Guaranteed, 10.625% due 7/15/10 .............................           94,000
                     Triton PCS Holdings, Inc., Company Guaranteed:
    125,000              8.750% due 11/15/11 .................................................................           77,500
    125,000              Zero coupon until 5/1/03, (11.000% thereafter), due 5/1/08 ..........................           78,125
                                                                                                                     ----------
                                                                                                                      2,794,722
                                                                                                                     ----------
TRANSPORTATION -- 0.8%
    375,000          Stena AB, Sr. Notes, 8.750% due 6/15/07                                                            365,625
                                                                                                                     ----------
UTILITIES -- 1.3%
                     Calpine Corp., Sr. Notes:
    150,000              7.875% due 4/1/08 ...................................................................           99,750
    375,000              7.750% due 4/15/09 ..................................................................          245,625
    350,000          CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 ........................................          262,794
                                                                                                                     ----------
                                                                                                                        608,169
                                                                                                                     ----------
                     TOTAL CORPORATE BONDS (Cost -- $40,529,724) .............................................       33,654,647
                                                                                                                     ----------


-------------------------------------------------------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PAGE 10

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002


      FACE
     AMOUNT                                          SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds -- 1.4%
 $  250,000          CIENA Corp., Sr. Notes, 3.750% due 2/1/08 ...............................................       $  148,438
    375,000          Comverse Technology, Inc., 1.500% due 12/1/05 ...........................................          293,906
    300,000          i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06 ..................................          214,125
                                                                                                                     ----------
                     TOTAL CONVERTIBLE BONDS (Cost -- $697,129) ..............................................          656,469
                                                                                                                     ----------

Sovereign Bonds -- 19.1%
ARGENTINA -- 0.1%
    175,000          Republic of Argentina, 14.250% due 11/30/02 (b)(c) ......................................           32,375
                                                                                                                     ----------
BRAZIL -- 7.4%
                     Federal Republic of Brazil:
  1,200,000             11.500% due 3/12/08 ..................................................................          810,000
    825,000             14.500% due 10/15/09 .................................................................          616,688
  2,275,000             12.000% due 4/15/10 ..................................................................        1,492,969
     25,000             12.250% due 3/6/30 ...................................................................           15,375
    646,491             C bond, 8.000% due 4/15/14 ...........................................................          409,107
                                                                                                                     ----------
                                                                                                                      3,344,139
                                                                                                                     ----------
ECUADOR -- 3.8%
  3,350,000          Republic of Ecuador, 5.000% due 8/15/30 (d) .............................................        1,708,500
                                                                                                                     ----------
PHILIPPINES -- 0.6%

    250,000          Republic of Philippines, 10.625% due 3/16/25 ............................................          259,000
                                                                                                                     ----------
RUSSIA -- 2.8%
  1,825,000          Russian Federation, 5.000% due 3/31/30 (d) ..............................................        1,270,656
                                                                                                                     ----------
TURKEY -- 3.1%
                     Republic of Turkey:
    175,000             12.375% due 6/15/09 ..................................................................          163,625
    500,000             11.750% due 6/15/10 ..................................................................          452,500
    925,000             11.875% due 1/15/30 ..................................................................          790,875
                                                                                                                     ----------
                                                                                                                      1,407,000
                                                                                                                     ----------
URUGUAY -- 1.1%
                     Republic of Uruguay:
    325,000             7.875% due 3/25/09 ...................................................................          195,000
     25,000             7.625% due 1/20/12 ...................................................................           14,500
    500,000             7.875% due 7/15/27 ...................................................................          290,000
                                                                                                                     ----------
 .............................................................................................................          499,500
                                                                                                                     ----------
VENEZUELA -- 0.2%
    102,949          Republic of Venezuela, NMB, 3.000% due 12/18/05 (d) .....................................           80,301
                                                                                                                     ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $8,916,249) ..............................................        8,601,471
                                                                                                                     ----------

------------------------------------------------------------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                                                                                        PAGE 11

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Schedule of Investments (unaudited) (continued)
June 30, 2002

    SHARES                                          SECURITY                                                            VALUE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock (c) -- 0.9%
        500          AmeriKing, Inc. .........................................................................              $ 5
      6,084          Axiohm Transaction Solutions, Inc. ......................................................                0
  1,607,818          ContiFinancial Corp., Liquidating Trust Units (e) .......................................          103,471
     24,218          Horizon Natural Resources Co. ...........................................................          290,616
                                                                                                                     ----------
                     TOTAL COMMON STOCK (Cost -- $391,839) ...................................................          394,092
                                                                                                                     ----------

Preferred Stock -- 0.8%
      1,231          AmeriKing, Inc. (f) .....................................................................               12
          8          Anvil Holdings Inc. .....................................................................              151
                     CSC Holdings Inc:
      2,950              Series H, 11.750% due 10/1/07 .......................................................          198,387
      2,400              Series M, 11.125% due 4/1/08 ........................................................          154,200
                     TCR Holding Corp.:
        803              Class B Shares (c) ..................................................................                1
        442              Class C Shares (c) ..................................................................                0
      1,165              Class D Shares (c) ..................................................................                1
      2,410              Class E Shares (c) ..................................................................                2
                                                                                                                     ----------
                     TOTAL PREFERRED STOCK (Cost -- $505,474) ................................................          352,754
                                                                                                                     ----------

  WARRANTS
-----------
Warrants (c) -- 0.0%
      2,500          In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                         each warrant exercisable for one share of common stock.) ............................                0
        780          Mattress Discounters Corp., expires 7/15/07 .............................................            1,170
        750          Republic Technology Corp., expires 7/15/09 ..............................................                7
        250          Winsloew Furniture, Inc., expires 8/15/07 ...............................................            2,656
                                                                                                                     ----------
                     TOTAL WARRANTS (Cost -- $18,668) ........................................................            3,833
                                                                                                                     ----------


-------------------------------------------------------------------------------------------------------------------------------
                                              See Notes to Financial Statements.
PAGE 12

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

June 30, 2002

     FACE
    AMOUNT                                           SECURITY                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.0%
$    750,000         Greenwich Capital Market, Inc., 1.900% due 7/1/02; Proceeds at maturity --$750,119;
                         (Fully collateralized by U.S. Treasury Bonds, 7.875% due 2/15/21;
                          Market value -- $765,860)                                                                   $ 750,000
    595,000          State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds at maturity -- $595,093;
                         (Fully collateralized by U.S. Treasury Bonds, 6.250% due 8/15/23;
                          Market value -- $611,100)                                                                     595,000
                                                                                                                    -----------
                     TOTAL REPURCHASE AGREEMENTS (Cost -- $1,345,000)                                                 1,345,000
                                                                                                                    -----------
                     TOTAL INVESTMENTS -- 100% (Cost -- $52,404,083*)                                               $45,008,266
                                                                                                                    ===========
--------------------------------
(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is currently in default.
(c)  Non-income producing securities.
(d)  Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(e)  Security is valued in accordance with fair valuation procedures.
(f)  Payment-in-kind security for which part of the income earned may be paid as additional principal.
*    Aggregate cost for Federal income tax purposes is substantially the same.

      Abbreviations used in this schedule:
      ------------------------------------
      C Bond -- Capitalization Bond.
      NMB    -- New Money Bond.


-------------------------------------------------------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                                                                                        PAGE 13

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

ASSETS:
  Investments, at value (Cost -- $52,404,083) .............................................      $  45,008,266
  Cash ....................................................................................                620
  Interest receivable .....................................................................          1,161,979
  Receivable for securities sold ..........................................................            187,417
  Dividends receivable ....................................................................             15,341
                                                                                                   -----------
  TOTAL ASSETS ............................................................................         46,373,623
                                                                                                   -----------
LIABILITIES:
  Payable for securities purchased ........................................................            702,444
  Dividends payable .......................................................................             35,012
  Management fee payable ..................................................................             32,149
  Accrued expenses ........................................................................             48,017
                                                                                                   -----------
  TOTAL LIABILITIES .......................................................................            817,622
                                                                                                   -----------
TOTAL NET ASSETS ..........................................................................        $45,556,001
                                                                                                   ===========
NET ASSETS:

  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     5,036,960 shares outstanding) ........................................................           $  5,037
  Capital paid in excess of par value .....................................................         66,225,396
  Overdistributed net investment income ...................................................           (336,819)
  Accumulated net realized loss from security transactions ................................        (12,941,796)
  Net unrealized depreciation of investments ..............................................         (7,395,817)
                                                                                                   -----------
TOTAL NET ASSETS ..........................................................................        $45,556,001
                                                                                                   ===========

NET ASSET VALUE, PER SHARE ($45,556,001 / 5,036,960 shares outstanding) ...................              $9.04
                                                                                                         =====



---------------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.

PAGE 14

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statement of Operations
For the Six Months Ended June 30, 2002 (unaudited)

INVESTMENTINCOME:
  Interest................................................................................        $  2,550,865
  Dividends...............................................................................              19,096
                                                                                                  ------------
  Total Investment Income.................................................................           2,569,961
                                                                                                  ------------
EXPENSES:
  Management fee (Note 2).................................................................             168,868
  Audit and tax services..................................................................              27,434
  Shareholder communications..............................................................              24,797
  Shareholder and system servicing fees...................................................              18,736
  Directors' fees.........................................................................              16,276
  Legal fees..............................................................................              10,050
  Registration fees.......................................................................               8,145
  Custody ................................................................................               6,340
  Other ..................................................................................              11,646
                                                                                                  ------------
  TOTAL EXPENSES..........................................................................             292,292
                                                                                                  ------------
NET INVESTMENT INCOME.....................................................................           2,277,669
                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3): Realized Gain From
  Security Transactions (excluding short-term securities):

     Proceeds from sales..................................................................          34,788,497
     Cost of securities sold..............................................................          33,986,921
                                                                                                  ------------
  NET REALIZED GAIN.......................................................................             801,576
                                                                                                  ------------
  Change in Net Unrealized Depreciation of Investments:
     Beginning of period..................................................................          (4,217,449)
     End of period........................................................................          (7,395,817)
                                                                                                  ------------
  INCREASE IN UNREALIZED DEPRECIATION.....................................................          (3,178,368)
                                                                                                  ------------
NET LOSS ON INVESTMENTS...................................................................          (2,376,792)
                                                                                                  ------------
DECREASE IN NET ASSETS FROM OPERATIONS....................................................        $    (99,123)
                                                                                                  ============


--------------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.
                                                                                                       PAGE 15

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                                   2002               2001
---------------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income...................................................     $  2,277,669       $  5,262,738
  Net realized gain (loss)...............................................           801,576         (8,099,269)
  (Increase) decrease in net unrealized depreciation......................       (3,178,368)         6,511,199
                                                                               ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................          (99,123)         3,674,668
                                                                               ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income...................................................       (2,614,488)        (5,221,639)
  Capital.................................................................             --           (1,263,126)
                                                                               ------------       ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      (2,614,488)        (6,484,765)
                                                                               ------------       ------------

FUND SHARE TRANSACTIONS (NOTE 8):

  Net asset value of shares issued for reinvestment of dividends..........          189,580            663,742
                                                                               ------------       ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....................          189,580            663,742
                                                                               ------------       ------------
DECREASE IN NET ASSETS....................................................       (2,524,031)        (2,146,355)

NET ASSETS:

  Beginning of period.....................................................       48,080,032         50,226,387
                                                                               ------------       ------------
  END OF PERIOD*..........................................................      $45,556,001        $48,080,032
                                                                               ============       ============
* Includes overdistributed net investment income ........................         $(336,819)              --
                                                                               ============       ============

--------------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.
PAGE 16


 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities issued by U.S. and foreign corporations, and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

At June 30, 2002, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................   $ 33,900,013
                                                                    ============
Sales ...........................................................   $ 34,788,497
                                                                    ============

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................  $  1,319,772
Gross unrealized depreciation ...................................    (8,715,589)
                                                                   ------------
Net unrealized depreciation .....................................  $ (7,395,817)
                                                                   ============
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2002, the Fund did not have any outstanding loan participations.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Note 6. Dividends Subsequent to June 30, 2002

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.080 per share for the months of July and August 2002, payable on July 26, 2002 and August 30, 2002 to shareholders of record on July 16, 2002 and August 13, 2002.

Note 7. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $13,335,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                             2007           2008          2009
                                        -----------    -----------   -----------
Carryforward Amounts    . . . . . . . .  $2,961,000     $1,894,000    $8,480,000

Note 8. Capital Shares

Capital stock transactions were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                          JUNE 30, 2002       DECEMBER 31, 2001
                                      --------------------   -------------------
                                       SHARES     AMOUNT      SHARES     AMOUNT
                                      --------- ----------   --------   --------
Shares issued on reinvestment . . . .  17,458    $189,580     59,871    $663,742

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                              2002(1)    2001      2000      1999      1998      1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $ 9.58     $10.13  $ 12.00  $   12.76 $  14.92   $  14.72
                                             ------     ------  -------   --------  -------    -------
INCOME (LOSS) FROM OPERATIONS:

   Net investment income.................      0.45       1.05     1.35       1.34     1.34       1.43
   Net realized and unrealized gain (loss)    (0.47)     (0.30)   (1.72)     (0.60)   (1.89)      0.71
                                             ------     ------  -------   --------  -------    -------

Total Income (Loss) From Operations......     (0.02)      0.75    (0.37)      0.74    (0.55)      2.14
                                             ------     ------  -------   --------  -------    -------
LESS DISTRIBUTIONS FROM:

   Net investment income.................     (0.52)     (1.05)   (1.35)     (1.34)   (1.34)     (1.43)
   Net realized gains....................       --          --       --         --    (0.15)     (0.51)
   Capital...............................       --       (0.25)   (0.15)     (0.16)   (0.12)        --
                                             ------     ------  -------   --------  -------    -------
Total Distributions......................     (0.52)     (1.30)   (1.50)     (1.50)   (1.61)     (1.94)
                                             ------     ------  -------   --------  -------    -------
NET ASSET VALUE, END OF PERIOD...........    $ 9.04     $ 9.58  $ 10.13  $   12.00 $  12.76   $  14.92
                                             ======     ======  =======   ========  =======    =======
PER SHARE MARKET VALUE, END OF PERIOD....    $ 9.39     $10.55 $12.0625   $11.4375  $14.625    $16.438
                                             ======     ======  =======   ========  =======    =======
TOTAL RETURN, BASED ON MARKET PRICE(2)...     (6.51)%++  (1.69)%  19.81%    (12.06)%  (0.89)%    20.93%
                                             ======     ======  =======   ========  =======    =======
RATIOS TO AVERAGE NET ASSETS:
   Operating expenses....................      1.22%+     1.21%    1.05%      1.20%    1.08%      1.10%
   Net investment income.................      9.50%+    10.62%   12.10%     10.86%    9.62%      9.53%
NET ASSETS, END OF PERIOD (000S).........   $45,556    $48,080  $50,226   $ 59,024  $62,115    $71,951
PORTFOLIO TURNOVER RATE..................        74%       153     86.4%     100.3%   110.8%     112.2%

------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).

(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Additional Shareholder Information (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on April 11, 2002 for the purpose of voting upon the election of Leslie H. Gelb and Dr. Riordan Roett as Class II Directors of the Fund, to serve until the 2005 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

1. Election of Director

NOMINEE                         VOTES FOR        VOTES AGAINST     VOTES WITHHELD       ABSTENTIONS
-------------                --------------     ---------------   ----------------    ----------------
Leslie H. Gelb                  4,403,885           68,602               0                   0
Dr. Riordan Roett               4,403,885           68,602               0                   0

At June 30, 2002, in additon to Leslie H. Gelb and Dr. Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Heath B. McLendon
Jeswald W. Salacuse

ELECTION OF NEW DIRECTORS

Effective May 3, 2002, Carol L. Colman was appointed by the Board of Directors as a Class IIIDirector of the Fund and will serve as nominee for election as Director by stockholders at the Fund's next annual meeting of stockholders.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

                     ---------------------------------------

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 S A L O M O N    B R O T H E R S    H I G H    I N C O M E    F U N D    I N C

--------------------------------
Directors

DANIEL P. CRONIN
      Associate General Counsel,
      Pfizer Inc.

LESLIE H. GELB
      President, the Council on Foreign Relations

HEATH B. MCLENDON
      Managing Director, Salomon Brothers Asset
      Management Inc and Salomon Smith Barney
      Inc.; Chairman, President, Chief Executive
      Officer and Director,
      Smith Barney Fund Management LLC
      and Travelers Investment Adviser, Inc.
      Director, Travelers Investment Management
      Company and Citi Funds Management Inc.

CAROL L. COLMAN
      Consultant, Colman Consulting

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      The Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,
      ASARCO Incorporated

-------------------------------------
Officers

HEATH B. MCLENDON
      Chairman
PETER J. WILBY
      President
LEWIS E. DAIDONE
      ChiefAdministrative Officer
MAUREEN O'CALLAGHAN
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
IRVING P. DAVID
      Treasurer and
      Chief Financial Officer
FRANCES M. GUGGINO
      Controller
CHRISTINA T. SYDOR
      Secretary

-------------------------------
Salomon Brothers High Income Fund Inc
      125 Broad Street
      10th Floor, MF-2
      New York, New York 10004
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      388 Greenwich Street
      New York, New York 10013

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street, 46th Floor
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                       SALOMON BROTHERS
                       HIGH INCOME FUND INC

                       Semi-Annual Report
                       JUNE 30, 2002

                -------------------------------------------
                        Salomon Brothers Asset Management
                       ---------------------------------------------









American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038


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                                                                    HIFSEMI 6/02
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